UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2025

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2628 Pearl Road, Medina, Ohio		44256
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RPM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2025, David C. Dennsteadt was elected by the Board of Directors of RPM International Inc. (the “Company”) to serve as the Company’s Executive Vice President. Mr. Dennsteadt, age 53, had been serving as group president of the Company’s Performance Coatings Group. In his new role, Mr. Dennsteadt will oversee all of the Company’s corporate administrative functions, including finance, legal, risk management, human resources, manufacturing and operations. Bringing a wealth of experience from his tenure as group president of the Company’s Performance Coatings Group, Mr. Dennsteadt has delivered consistent record-breaking sales and earnings while cultivating a global strategic vision. Since joining Stonhard in 1995 as a technical service engineer, Mr. Dennsteadt has held a variety of leadership roles with the Company, including managing director of Stonhard Europe, vice president of the Company’s Performance Coatings Group, and group president of the Company’s Performance Coatings Group. His experience spans operations, international business development, corporate development and acquisition strategy. Mr. Dennsteadt holds a bachelor’s degree in civil engineering from Rutgers University and an MBA from New York University’s Stern Executive MBA Program.

In connection with his appointment as Executive Vice President of the Company, Mr. Dennsteadt and the Company entered into an Employment Agreement (the “Employment Agreement”) and an Indemnification Agreement (the “Indemnification Agreement”).

The Employment Agreement with Mr. Dennsteadt, effective as of October 2, 2025, follows the Company’s new form of employment agreement that is described more fully on page 46 of the Company’s Definitive Proxy Statement filed on August 21, 2025, which description is incorporated herein by reference. Pursuant to his Employment Agreement, Mr. Dennsteadt will receive a base salary of $615,000 and he is entitled to receive such annual incentive compensation as may be determined by the Compensation Committee of the Company’s Board of Directors from time to time. Mr. Dennsteadt is also entitled to participate in or receive benefits under the Company’s benefit plans and receive such other benefits in line with the Company’s present practices, including the use of a full-sized automobile. The Employment Agreement also sets forth the amount of compensation Mr. Dennsteadt is entitled to receive in the event of termination of his employment due to his (i) retirement, (ii) death, (iii) disability, (iv) voluntary termination, (v) termination for cause, (vi) involuntary termination without cause and not within two years of a change in control and (vii) involuntary termination without cause or resignation with good reason within two years of a change in control. In the event of termination due to either of items (vi) or (vii) above, Mr. Dennsteadt would receive three times his base salary then in effect, his earned incentive compensation, and other continuing and limited benefits, as such terms are defined in the Employment Agreement. The Employment Agreement also contains restrictive covenants concerning non-competition, non-solicitation and confidentiality that apply during, and after termination of, his employment. The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending November 30, 2025, and is incorporated by reference herein.

The Indemnification Agreement with Mr. Dennsteadt, also effective as of October 2, 2025, is the same as the indemnification agreements the Company has entered into with each of its Directors and executive officers. The Indemnification Agreement requires the Company to indemnify Mr. Dennsteadt to the fullest extent permitted by law against all expenses, judgments, settlements, fines and penalties, actually and reasonably incurred in the defense or settlement of any civil, criminal, administrative or investigative action brought against Mr. Dennsteadt by reason of his relationship with the Company, including third-party claims and proceedings brought by or in the right of the Company, subject to certain exceptions. The rights provided to Mr. Dennsteadt under the Indemnification Agreement is in addition to any other rights he may be entitled to under the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated By-laws, the General Corporation Law of the State of Delaware or otherwise. The description of the Indemnification Agreement set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the Company’s form of indemnification agreement. The form of indemnification agreement between the Company and each of its Directors and executive officers was filed as Exhibit 10.14 to the Company’s Quarterly Report on Form 10-Q for the quarter ended November 30, 2002, and is incorporated by reference herein.

There are no arrangements or undertakings between Mr. Dennsteadt and other persons pursuant to which he was selected to serve as Executive Vice President of the Company, nor are there any family relationships between Mr. Dennsteadt and any of the Company’s directors or executive officers. Mr. Dennsteadt has no material interest in any transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

A copy of the Company’s press release regarding the election of Mr. Dennsteadt as the Company’s Executive Vice President and other leadership changes, dated October 2, 2025, is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

The Annual Meeting of Stockholders of the Company was held on October 2, 2025. The following matters were voted on at the Annual Meeting, and the results were as follows:

(i)

Election of Julie A. Beck, Bruce A. Carbonari, Jenniffer D. Deckard, Salvatore D. Fazzolari, Christopher L. Mapes, Craig S. Morford, Ellen M. Pawlikowski, Frank C. Sullivan and Elizabeth F. Whited as Directors of the Company. The nominees were elected as Directors with the following votes:

Julie A. Beck

For	100,086,120
Withheld	4,401,288
Broker Non-Votes	9,470,151

Bruce A. Carbonari

For	94,454,700
Withheld	10,032,708
Broker Non-Votes	9,470,151

Jenniffer D. Deckard

For	103,937,591
Withheld	549,817
Broker Non-Votes	9,470,151

Salvatore D. Fazzolari

For	101,921,344
Withheld	2,566,064
Broker Non-Votes	9,470,151

Christopher L. Mapes

For	102,524,815
Withheld	1,962,593
Broker Non-Votes	9,470,151

Craig S. Morford

For	104,166,605
Withheld	320,803
Broker Non-Votes	9,470,151

Ellen M. Pawlikowski

For	104,092,749
Withheld	394,659
Broker Non-Votes	9,470,151

Frank C. Sullivan

For	100,331,397
Withheld	4,156,011
Broker Non-Votes	9,470,151

Elizabeth F. Whited

For	102,761,168
Withheld	1,726,240
Broker Non-Votes	9,470,151

In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: Robert A. Livingston, Frederick R. Nance and William B. Summers, Jr.

(ii) The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, was approved with the following votes:

For	95,838,034
Against	8,205,285
Abstain	444,089
Broker Non-Votes	9,470,151

(iii) The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2026 was approved with the following votes:

For	110,173,229
Against	3,551,383
Abstain	232,947
Broker Non-Votes	0

For information on how the votes for the above matters were tabulated, see the Company’s Definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on October 2, 2025.

Item 8.01.	Other Events.

On October 2, 2025, the Company issued a press release announcing an increase in its quarterly cash dividend. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Indemnification Agreement entered into by and between the Company and each of its Directors and Executive Officers, which is incorporated by reference to Exhibit 10.14 to the Company’s Quarterly Report on Form 10-Q for the quarter ended November 30, 2002 (File No. 001-14187).

99.1	Press Release of the Company, dated October 2, 2025, announcing the election of Mr. Dennsteadt as the Company’s Executive Vice President and other leadership changes.

99.2	Press Release of the Company, dated October 2, 2025, announcing a dividend increase.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)
Date October 8, 2025

/s/ Tracy D. Crandall
Tracy D. Crandall
Vice President, General Counsel, Chief Compliance Officer and Secretary